Exhibit 99.2
Revised as of May 7, 2009
SUPPLEMENTAL OPERATING AND FINANCIAL DATA
MARCH 31, 2010

BioMed Realty Trust, Inc.	Corporate Communications Contact	www.biomedrealty.com
17190 Bernardo Center Drive	Rick Howe	(858) 485-9840 phone
San Diego, CA 92128	Director, Corporate Communications	(858) 485-9843 fax
richard.howe@biomedrealty.com

TABLE OF CONTENTS
MARCH 31, 2010
This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, general risks affecting the real estate industry, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development, construction and acquisition activity, the ability to complete or integrate acquisitions and developments successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the ability to refinance indebtedness as it comes due, failure to maintain the company’s investment grade credit ratings with the rating agencies, downturns in the national and local economies, increases in interest rates and volatility in securities markets, potential liability for uninsured losses and environmental contamination, the company’s dependence on key personnel whose continued service is not guaranteed, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

FIRST QUARTER HIGHLIGHTS
MARCH 31, 2010
First Quarter Highlights
•	Achieved record rental revenues for the first quarter of $70.6 million, up 3.2% from $68.4 million in the same period in 2009.

•	Generated funds from operations (FFO) for the quarter of $0.33 per diluted share, or $34.0 million.

•	Completed the acquisition of a land parcel in the San Diego market and entered into an agreement with Isis Pharmaceuticals, Inc. to lease 100% of a 176,000 square foot research facility to be developed by BioMed at the new property.

•	Acquired two fully-leased life science buildings comprising approximately 82,400 square feet located at 55 and 65 West Watkins Mill Road in Gaithersburg, Maryland.

•	Executed 13 leasing transactions representing approximately 155,000 square feet:
•	Eight new leases totaling approximately 84,500 square feet.

•	Five leases amended to extend their terms, totaling approximately 70,500 square feet.
•	Voluntarily prepaid $100.0 million of the $250.0 million previously outstanding under the company’s secured term loan, reducing the outstanding balance under the secured term loan to $150.0 million.

•	Repurchased approximately $6.3 million principal amount of exchangeable notes at face value, resulting in a loss on extinguishment of debt of $254,000.

•	Completed a private placement of $180.0 million of 3.75% exchangeable senior notes due 2030.

•	Raised approximately $15.4 million in net proceeds from the sale of 951,000 shares of common stock under the company’s continuous offering program established in September 2009.

•	Promoted Matthew G. McDevitt to Executive Vice President, Real Estate.
About BioMed Realty Trust
BioMed Realty Trust, Inc. is a real estate investment trust (REIT) focused on Providing Real Estate to the Life Science Industry®. The company’s tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty Trust owns or has interests in 72 properties, representing 119 buildings with approximately 11.0 million rentable square feet. The company’s properties are located predominantly in the major U.S. life science markets of Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey, which have well-established reputations as centers for scientific research. Additional information is available at www.biomedrealty.com.

INVESTOR INFORMATION
MARCH 31, 2010
Company Information

Corporate Headquarters	Trading Symbols	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive	BMR	BNY Mellon Shareowner Services	New York Stock Exchange
San Diego, CA 92128	BMR PrA	480 Washington Boulevard
(858) 485-9840		Jersey City, NJ 07310-1900
(858) 485-9843 (fax)		(877) 296-3711
Please visit our corporate website at: www.biomedrealty.com

Board of Directors
Alan D. Gold
Chairman

Barbara R. Cambon

Edward A. Dennis, Ph.D.

Richard I. Gilchrist

Gary A. Kreitzer

Theodore D. Roth

M. Faye Wilson

Senior Management
Alan D. Gold	Karen A. Sztraicher
Chairman and Chief Executive Officer	Senior Vice President, Asset Management

R. Kent Griffin, Jr.	John P. Bonanno
President, Chief Operating Officer and	Vice President,
Chief Financial Officer	Development

Gary A. Kreitzer	Jonathan P. Klassen
Executive Vice President,	Vice President,
General Counsel and Director	Legal and Secretary

Matthew G. McDevitt	Greg N. Lubushkin
Executive Vice President,	Vice President,
Real Estate	Chief Accounting Officer

William A. Gartner	Kevin M. Simonsen
Senior Vice President,	Vice President,
Real Estate — Cambridge	Real Estate Counsel

Tentative Schedule for Quarterly Results

Second Quarter 2010	July 28, 2010
Third Quarter 2010	November 3, 2010
Fourth Quarter 2010	February 9, 2011
First Quarter 2011	May 4, 2011

EQUITY RESEARCH COVERAGE
MARCH 31, 2010

BMO Capital Markets	Richard C. Anderson / Mark Lutenski	(212) 885-4180 /	richard.anderson@bmo.com /
		(212) 885-4197	mark.lutenski@bmo.com

Green Street Advisors	John Stewart / Michael Knott	(949) 640-8780	jstewart@greenst.com /
mknott@greenst.com

KeyBanc Capital Markets	Jordan Sadler / Craig Mailman	(917) 368-2280 /	jsadler@keybanccm.com /
		(917) 368-2316	cmailman@keybanccm.com

Raymond James	Paul D. Puryear / William A. Crow	(727) 567-2253 /	paul.puryear@raymondjames.com/
		(727) 567-5294	bill.crow@raymondjames.com

RBC Capital Markets	David Rodgers / Mike Carroll	(440) 715-2647 /	dave.rodgers@rbccm.com /
		(440) 715-2649	michael.carroll@rbccm.com

Robert W. Baird & Co.	David Aubuchon / Justin Pelham-Webb	(314) 863-4235 /	daubuchon@rwbaird.com /
		(314) 863-6413	jpelham-webb@rwbaird.com

Stifel, Nicolaus & Company, Inc.	John W. Guinee / Erin Aslakson	(443) 224-1307 /	jwguinee@stifel.com /
		(443) 224-1350	aslaksone@stifel.com

UBS Securities	Ross T. Nussbaum / Robert Salisbury	(212) 713-4760 /	ross.nussbaum@ubs.com /
		(212)713-2484	robert.salisbury@ubs.com

Wells Fargo Securities, LLC	Brendan Maiorana / Young Ku	(443) 263-6516 /	brendan.maiorana@wachovia.com
		(443) 263-6564	/ young.ku@wachovia.com

FINANCIAL AND OPERATING HIGHLIGHTS
MARCH 31, 2010
(In thousands, except per share and ratio amounts)

	Three months ended
	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Selected Operating Data
Total revenues	$92,756	$88,171	$92,963	$86,080	$93,951
EBITDA (1)	55,637	48,930	55,745	56,740	59,499
Adjusted EBITDA (1)	59,999	53,181	60,094	61,626	64,445

Net operating income — cash basis (2)	59,173	55,939	59,033	56,354	57,946

General and administrative expense	6,419	6,556	5,956	5,126	5,280

Interest expense	21,260	20,429	19,614	12,875	12,080
Capitalized interest	1,645	1,860	2,943	3,472	4,130
Interest incurred including swap payments (3)	23,193	22,634	23,259	17,101	17,107

Operating margin (4)	70.9%	69.9%	69.3%	73.1%	67.2%
General and administrative expense / Total revenues	6.9%	7.4%	6.4%	6.0%	5.6%

Net income available to common stockholders	4,299	477	4,062	18,195	19,024
Net income per share — diluted	$0.04	$0.00	$0.04	$0.20	$0.23

FFO (5)	33,981	27,999	35,779	43,997	47,701
FFO per share — diluted (5)	$0.33	$0.28	$0.35	$0.48	$0.56

AFFO (5)	29,796	27,898	33,462	36,771	37,666
AFFO per share — diluted (5)	$0.29	$0.27	$0.33	$0.40	$0.45

Dividend per share — common stock	$0.14	$0.14	$0.11	$0.11	$0.335

FFO payout ratio (6)	42.4%	50.0%	31.4%	22.9%	59.8%
AFFO payout ratio (6)	48.3%	51.9%	33.3%	27.5%	74.4%

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 31. For a quantitative reconciliation of the differences between adjusted EBITDA, EBITDA and net income available to common stockholders, see page 12.

(2)	For definitions and discussion of net operating income — cash basis, see page 13.

(3)	Includes interest paid on cash flow hedges classified as accumulated other comprehensive loss. Excludes ineffectiveness recognized on derivative instruments.

(4)	See page 13 for detail.

(5)	For definitions and discussion of FFO and AFFO, see page 31. For a quantitative reconciliation of the differences between FFO, AFFO and net income available to common stockholders, see page 11.

(6)	See page 11 for detail.

CAPITALIZATION SUMMARY
MARCH 31, 2010
(In thousands, except per share and ratio amounts)

	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Capitalization:
Total common shares outstanding	100,312	99,000	98,204	98,119	81,181
Total units outstanding (1)	3,038	3,077	3,086	3,174	3,362

Total common shares and units outstanding	103,350	102,077	101,290	101,292	84,543
Common share price at quarter end	$16.54	$15.78	$13.80	$10.23	$6.77

Equity value at quarter end	$1,709,412	$1,610,773	$1,397,796	$1,036,221	$572,357
Preferred stock at liquidation value	230,000	230,000	230,000	230,000	230,000
Consolidated debt	1,425,136	1,356,300	1,342,800	1,359,685	1,420,813

Total capitalization	$3,364,548	$3,197,073	$2,970,596	$2,625,906	$2,223,170

Debt / Total assets	42.4%	41.3%	40.8%	41.1%	42.9%
Debt / Total capitalization	42.4%	42.4%	45.1%	51.7%	63.8%

Coverage Ratios (2):
Debt / Adjusted EBITDA	5.9	6.4	5.6	5.5	5.5
Interest coverage	3.1	3.0	3.4	4.9	5.7
Fixed charge coverage	2.4	2.2	2.6	3.5	3.8

Total consolidated debt:
Secured debt / Total assets	24.3%	28.0%	28.0%	29.2%	33.5%
Floating rate debt / Total debt	38.2%	47.8%	42.5%	39.9%	67.7%
Adjusted floating rate debt / Total debt	10.1%	18.3%	12.7%	10.5%	39.5%
Unencumbered real estate / Total real estate	60.3%	59.5%	59.5%	57.0%	57.9%

(1)	Includes both operating partnership (OP) and long term incentive plan (LTIP) units outstanding.

(2)	For discussion of coverage ratios, see page 31. See page 14 for the calculation of interest and fixed charge coverage ratios. Debt/Adjusted EBITDA is calculated by dividing consolidated debt at the end of each quarter by annualized Adjusted EBITDA for the quarter. See page 12 for calculation of Adjusted EBITDA.

PORTFOLIO SUMMARY
MARCH 31, 2010

	March 31, 2010
						Unconsolidated
	Consolidated Portfolio					Partnership Portfolio (1)			Total Portfolio
		Weighted
	Gross	Average		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Book Value	Leased % (2)	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
	(in thousands)
Stabilized (3)	$2,286,518	96.6%	41	5,352,222	98.7%	4	257,268	100.0%	45	5,609,490	98.7%
Lease up (3)	644,854	57.5%	20	2,742,512	64.0%	2	417,290	58.4%	22	3,159,802	63.3%

Current operating portfolio	2,931,372	88.0%	61	8,094,734	86.9%	6	674,558	74.3%	67	8,769,292	86.0%
Long-term lease up (4)	281,947	25.5%	1	1,389,517	25.5%	—	—	n/a	1	1,389,517	25.5%

Total operating portfolio	3,213,319	82.5%	62	9,484,251	77.9%	6	674,558	74.3%	68	10,158,809	77.7%
Development (5)	12,255	100.0%	1	176,000	100.0%	1	280,000	—	2	456,000	38.6%
Redevelopment (5)	—	—	—	—	n/a	—	—	n/a	—	—	n/a
Pre-development (5)	24,257	—	1	152,145	—	—	—	n/a	1	152,145	—

Total portfolio	3,249,831	82.0%	64	9,812,396	77.1%	7	954,558	52.5%	71	10,766,954	74.9%
Land parcels (5)	35,008	n/a	n/a	1,548,000	n/a	—	—	n/a	n/a	1,548,000	n/a

Total portfolio	$3,284,839	81.1%	64	11,360,396	n/a	7	954,558	n/a	71	12,314,954	n/a

	December 31, 2009
						Unconsolidated
	Consolidated Portfolio					Partnership Portfolio (1)			Total Portfolio
		Weighted
	Gross	Average		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Book Value	Leased %	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
	(in thousands)
Stabilized	$2,240,667	96.4%	40	5,269,817	98.6%	4	257,268	100.0%	44	5,527,085	98.6%
Lease up	560,884	66.9%	19	2,595,930	70.1%	2	417,290	46.4%	21	3,013,220	66.8%

Current operating portfolio	2,801,551	90.5%	59	7,865,747	89.2%	6	674,558	66.9%	65	8,540,305	87.4%
Long-term lease up	280,898	25.5%	1	1,389,517	25.5%	—	—	n/a	1	1,389,517	25.5%

Total operating portfolio	3,082,449	84.6%	60	9,255,264	79.6%	6	674,558	66.9%	66	9,929,822	78.7%
Development	—	n/a	—	—	n/a	1	280,000	—	1	280,000	—
Redevelopment	75,269	—	1	154,341	—	—	—	n/a	1	154,341	—
Pre-development	23,814	—	1	152,145	—	—	—	n/a	1	152,145	—

Total portfolio	3,181,532	82.0%	62	9,561,750	77.1%	7	954,558	47.3%	69	10,516,308	74.3%
Land parcels	35,008	n/a	n/a	1,548,000	n/a	—	—	n/a	n/a	1,548,000	n/a

Total portfolio	$3,216,541	81.1%	62	11,109,750	n/a	7	954,558	n/a	69	12,064,308	n/a

(1)	Includes 72,863 rentable square feet of McKellar Court (22%) and 881,695 rentable square feet of PREI joint venture properties (20%). See page 23 for additional detail.

(2)	Calculated based on gross book value for each asset multiplied by the percentage leased.

(3)	See pages 20-21 for detail of consolidated portfolio, page 23 for detail of the unconsolidated partnership portfolio, and page 32 for definitions of terms.

(4)	Includes Pacific Research Center.

(5)	See page 22 for detail of consolidated portfolio, page 23 for detail of the uncosolidated portfolio, and page 32 for definitions of terms.

CONSOLIDATED BALANCE SHEETS
MARCH 31, 2010
(In thousands)

	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Assets
Investments in real estate, net	$3,015,632	$2,971,767	$2,978,701	$2,994,072	$3,001,077
Investments in unconsolidated partnerships	55,968	56,909	47,747	49,243	49,756
Cash and cash equivalents	36,800	19,922	30,279	34,101	32,318
Restricted cash	15,304	15,355	15,974	15,638	4,951
Accounts receivable, net	2,501	4,135	5,482	10,178	14,749
Accrued straight-line rents, net	88,981	82,066	75,489	69,046	62,040
Acquired above-market leases, net	2,741	3,047	3,368	3,688	4,009
Deferred leasing costs, net	81,539	83,274	85,926	90,472	95,204
Deferred loan costs, net	12,124	8,123	7,794	8,535	8,451
Other assets	48,605	38,676	43,051	36,939	37,607

Total assets	$3,360,195	$3,283,274	$3,293,811	$3,311,912	$3,310,162

Liabilities and Equity

Liabilities:
Mortgage notes payable, net	$667,175	$669,454	$671,693	$717,764	$351,469
Secured construction loan	—	—	—	—	507,128
Secured term loan	150,000	250,000	250,000	250,000	250,000
Exchangeable senior notes due 2026, net	38,804	44,685	103,524	103,077	111,068
Exchangeable senior notes due 2030	180,000	—	—	—	—
Unsecured line of credit	394,564	397,666	321,124	292,404	204,334
Security deposits	8,003	7,929	7,187	7,660	7,641
Dividends and distributions payable	18,710	18,531	15,383	15,383	32,563
Accounts payable, accrued expenses and other liabilities	49,532	47,388	71,389	66,406	87,359
Derivative instruments	9,568	12,551	15,948	17,910	100,840
Acquired below-market leases, net	10,062	11,138	12,344	13,550	14,762

Total liabilities	1,526,418	1,459,342	1,468,592	1,484,154	1,667,164

Equity:
Stockholders’ equity:
Preferred stock	222,413	222,413	222,413	222,413	222,413
Common stock	1,003	990	982	981	812
Additional paid-in capital	1,858,212	1,843,551	1,833,898	1,833,026	1,661,656
Accumulated other comprehensive loss	(81,380)	(85,183)	(88,894)	(91,525)	(100,314)
Dividends in excess of earnings	(177,173)	(167,429)	(154,045)	(147,306)	(154,708)

Total stockholders’ equity	1,823,075	1,814,342	1,814,354	1,817,589	1,629,859
Noncontrolling interests	10,702	9,590	10,865	10,169	13,139

Total equity	1,833,777	1,823,932	1,825,219	1,827,758	1,642,998

Total liabilities and equity	$3,360,195	$3,283,274	$3,293,811	$3,311,912	$3,310,162

CONSOLIDATED STATEMENTS OF INCOME
MARCH 31, 2010
(In thousands, except share and per share data)

	Three Months Ended
	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Revenues:
Rental	$70,600	$67,294	$68,472	$65,716	$68,419
Tenant recoveries	20,826	19,895	19,240	17,189	21,081
Other income	1,330	982	5,251	3,175	4,451

Total revenues	92,756	88,171	92,963	86,080	93,951

Expenses:
Rental operations	17,851	17,675	18,726	14,661	22,152
Real estate taxes	8,722	8,532	8,233	7,613	7,233
Depreciation and amortization	28,915	26,853	30,953	24,501	27,313
General and administrative	6,419	6,556	5,956	5,126	5,280

Total expenses	61,907	59,616	63,868	51,901	61,978

Income from operations	30,849	28,555	29,095	34,179	31,973
Equity in net loss of unconsolidated partnerships	(277)	(506)	(1,118)	(465)	(301)
Interest income	20	82	62	101	63
Interest expense	(21,260)	(20,429)	(19,614)	(12,875)	(12,080)
Gain/(loss) on derivative instruments	150	(86)	(14)	360	(56)
(Loss)/gain on extinguishment of debt	(821)	(2,888)	—	1,781	4,371

Net income	8,661	4,728	8,411	23,081	23,970
Net income attributable to noncontrolling interests	(121)	(10)	(108)	(645)	(705)

Net income attributable to Company	8,540	4,718	8,303	22,436	23,265
Preferred stock dividends	(4,241)	(4,241)	(4,241)	(4,241)	(4,241)

Net income available to common stockholders	$4,299	$477	$4,062	$18,195	$19,024

Net income per share available to common stockholders:
Basic and diluted earnings per share	$0.04	$0.00	$0.04	$0.20	$0.23

Weighted-average common shares outstanding:
Basic	98,229,996	97,706,262	97,315,601	88,503,295	80,261,363

Diluted	102,577,329	101,666,673	101,289,458	92,615,935	84,499,365

FFO (1) AND AFFO (1)
MARCH 31, 2010
(In thousands, except per share and ratio amounts)

	Three Months Ended
	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Reconciliation of net income available to common stockholders to funds from operations (FFO):
Net income available to common stockholders	$4,299	$477	$4,062	$18,195	$19,024
Adjustments:
Noncontrolling interests in operating partnership	127	30	122	658	722
Depreciation & amortization — unconsolidated partnerships	662	662	662	662	662
Depreciation & amortization — consolidated entities	28,915	26,853	30,953	24,501	27,313
Depreciation & amortization — allocable to noncontrolling interests of consolidated joint ventures	(22)	(23)	(20)	(19)	(20)

FFO	$33,981	$27,999	$35,779	$43,997	$47,701

FFO per share — diluted	$0.33	$0.28	$0.35	$0.48	$0.56

Dividends and distributions declared per common share	$0.14	$0.14	$0.11	$0.11	$0.335

FFO payout ratio	42.4%	50.0%	31.4%	22.9%	59.8%

Reconciliation of FFO to adjusted funds from operations (AFFO):
FFO	$33,981	$27,999	$35,779	$43,997	$47,701
Adjustments:
Second generation capital expenditures	(2,461)	(978)	(273)	(256)	(1,285)
Loss/(gain) on extinguishment of debt	821	2,888	—	(1,781)	(4,371)
(Gain)/loss on derivative instruments	(150)	86	14	(360)	56
Amortization of deferred interest costs	1,786	1,791	1,797	—	—
Amortization of deferred loan costs	1,204	1,362	803	919	1,143
Amortization of fair-value of debt acquired	(467)	(467)	(466)	(463)	(457)
Amortization of debt discount	177	427	447	453	482
Amortization of lease incentive	500	328	312	306	331
Non-cash equity compensation	1,789	1,462	1,376	1,383	1,404
Straight line rents	(6,733)	(6,358)	(6,222)	(6,682)	(3,895)
Share of unconsolidated partnership adjustments (2)	243	244	781	147	138
Fair-value lease revenue	(894)	(886)	(886)	(892)	(3,581)

AFFO	$29,796	$27,898	$33,462	$36,771	$37,666

AFFO per share — diluted	$0.29	$0.27	$0.33	$0.40	$0.45

Dividends and distributions declared per common share	$0.14	$0.14	$0.11	$0.11	$0.335

AFFO payout ratio	48.3%	51.9%	33.3%	27.5%	74.4%

(1)	For definitions and discussion of FFO and AFFO, see page 31.

(2)	Share of unconsolidated partnership adjustments includes the Company’s share of amortization of deferred loan costs, lease incentives, straight line rents, and fair-value lease revenue.

RECONCILIATION OF EBITDA (1)
MARCH 31, 2010
(In thousands)

	Three Months Ended
	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income available to common stockholders	$4,299	$477	$4,062	$18,195	$19,024
Interest expense	21,260	20,429	19,614	12,875	12,080
Interest expense — unconsolidated partnerships	501	509	454	507	420
Depreciation & amortization — consolidated entities	28,915	26,853	30,953	24,501	27,313
Depreciation & amortization — unconsolidated partnerships	662	662	662	662	662

EBITDA	55,637	48,930	55,745	56,740	59,499
Noncontrolling interests	121	10	108	645	705
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Adjusted EBITDA	$59,999	$53,181	$60,094	$61,626	$64,445

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 31.

RECONCILIATION OF NET OPERATING INCOME (1)
MARCH 31, 2010
(Dollars in thousands)

	Three Months Ended
	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Net income	$8,661	$4,728	$8,411	$23,081	$23,970
Equity in net loss of unconsolidated partnerships	277	506	1,118	465	301
Interest expense	21,260	20,429	19,614	12,875	12,080
Interest income	(20)	(82)	(62)	(101)	(63)
(Gain)/loss on derivative instruments	(150)	86	14	(360)	56
Loss/(gain) on extinguishment of debt	821	2,888	—	(1,781)	(4,371)

Income from operations	30,849	28,555	29,095	34,179	31,973
Depreciation and amortization	28,915	26,853	30,953	24,501	27,313
General and administrative	6,419	6,556	5,956	5,126	5,280

Consolidated net operating income	$66,183	$61,964	$66,004	$63,806	$64,566

Revenues:
Rental	$70,600	$67,294	$68,472	$65,716	$68,419
Tenant recoveries	20,826	19,895	19,240	17,189	21,081
Other income	1,330	982	5,251	3,175	4,451

Total revenues	92,756	88,171	92,963	86,080	93,951

Expenses:
Rental operations	17,851	17,675	18,726	14,661	22,152
Real estate taxes	8,722	8,532	8,233	7,613	7,233

Total operating expenses	26,573	26,207	26,959	22,274	29,385

Consolidated net operating income	$66,183	$61,964	$66,004	$63,806	$64,566

Consolidated net operating income — cash basis (2)	$59,173	$55,939	$59,033	$56,354	$57,946

Operating margin (3)	70.9%	69.9%	69.3%	73.1%	67.2%

Operating expense recovery (4)	78.4%	75.9%	71.4%	77.2%	71.7%

(1)	For a definition and discussion of net operating income, see page 31.

(2)	Consolidated net operating income — cash basis is calculated as (consolidated net operating income — straight line rents — fair value lease revenue — lease incentive revenue — bad debt expense).

(3)	Operating margin is calculated as ((rental revenues + tenant recovery revenues — rental operations — real estate taxes) / (rental revenues + tenant recovery revenues)).

(4)	Operating expense recovery is calculated as (tenant recovery revenues / (rental operations + real estate taxes)).

COVERAGE RATIOS (1)
MARCH 31, 2010
(In thousands, except ratios)

	Three Months Ended
	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Interest coverage ratio
Adjusted EBITDA	$59,999	$53,181	$60,094	$61,626	$64,445
Interest expense:
Interest expense	21,260	20,429	19,614	12,875	12,080
Interest expense — unconsolidated partnerships	501	509	454	507	420
Amortization of deferred interest costs	(1,786)	(1,791)	(1,797)	—	—
Amortization of deferred loan costs	(1,204)	(1,362)	(803)	(919)	(1,143)
Amortization of debt discount	(177)	(427)	(447)	(453)	(482)
Amortization of fair-value of debt acquired	467	467	466	463	457

Total interest expense	$19,061	$17,825	$17,487	$12,473	$11,332

Interest coverage ratio	3.1	3.0	3.4	4.9	5.7

Fixed charge coverage ratio
Adjusted EBITDA	$59,999	$53,181	$60,094	$61,626	$64,445
Fixed charges:
Interest expense	21,260	20,429	19,614	12,875	12,080
Interest expense — unconsolidated partnerships	501	509	454	507	420
Amortization of deferred interest costs	(1,786)	(1,791)	(1,797)	—	—
Amortization of deferred loan costs	(1,204)	(1,362)	(803)	(919)	(1,143)
Amortization of debt discount	(177)	(427)	(447)	(453)	(482)
Amortization of fair-value of debt acquired	467	467	466	463	457
Principal payments	1,812	1,773	1,488	1,031	1,446
Principal payments — unconsolidated partnerships	—	8	8	7	8
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Total fixed charges	$25,114	$23,847	$23,224	$17,752	$17,027

Fixed charge coverage ratio	2.4	2.2	2.6	3.5	3.8

(1)	For a discussion of coverage ratios, see page 31.

DEBT SUMMARY
MARCH 31, 2010
(Dollars in thousands)

				Unamortized
	Stated	Effective	Principal	Premium /	Carrying	Maturity
	Rate	Rate	Balance	(Discount)	Value	Date
Consolidated debt:

Mortgage notes payable:
Ardentech Court	7.25%	5.06%	$4,325	$202	$4,527	07/12
Bridgeview Technology Park I	8.07%	5.04%	11,207	283	11,490	01/11
Center for Life Science Boston	7.75%	7.75%	347,978	—	347,978	06/14
500 Kendall Street (Kendall D)	6.38%	5.45%	65,626	3,596	69,222	12/18
Lucent Drive	5.50%	5.50%	5,074	—	5,074	01/15
6828 Nancy Ridge Drive	7.15%	5.38%	6,567	281	6,848	09/12
Road to the Cure	6.70%	5.78%	14,893	463	15,356	01/14
Science Center Drive	7.65%	5.04%	10,934	372	11,306	07/11
Shady Grove Road	5.97%	5.97%	147,000	—	147,000	09/16
Sidney Street	7.23%	5.11%	28,096	1,218	29,314	06/12
9865 Towne Centre Drive	7.95%	7.95%	17,824	—	17,824	06/13
900 Uniqema Boulevard	8.61%	5.61%	1,148	88	1,236	05/15

Total / weighted average on fixed rate mortgages	7.16%	6.82%	660,672	6,503	667,175

Fixed rate debt:
Unsecured exchangeable senior notes, due 2026	4.50%	6.45%	39,900	(1,096)	38,804	10/26
Unsecured exchangeable senior notes, due 2030	3.75%	3.75%	180,000	—	180,000	01/30

Total / weighted average fixed rate debt	6.34%	6.18%	880,572	5,407	885,979

Variable rate debt:
Secured term loan	1.89%	1.89%	150,000	—	150,000	08/12
$720 million unsecured line of credit	1.82%	1.82%	394,564	—	394,564	08/11

Total / weighted average variable rate debt	1.84%	1.84%	544,564	—	544,564

Total / weighted average consolidated debt	4.62%	4.51%	$1,425,136	$5,407	$1,430,543

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable)	3.73%	3.73%	$40,650	$—	$40,650	02/11
PREI secured construction loan (20%) (variable)	1.73%	1.73%	39,219	—	39,219	08/10

Total / weighted average share of unconsolidated partnership debt	2.75%	2.75%	79,869	—	79,869

Total / weighted average consolidated and share of unconsolidated partnership debt	4.52%	4.42%	$1,505,005	$5,407	$1,510,412

DEBT ANALYSIS
MARCH 31, 2010
(Dollars in thousands)

Secured and Unsecured Debt Analysis
			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Secured debt	$810,672	56.9%	6.18%	5.91%

Unsecured debt	614,464	43.1%	2.56%	2.69%

Total consolidated debt	$1,425,136	100.0%	4.62%	4.51%

Fixed and Variable Rate Debt Analysis
			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Fixed rate debt	$880,572	61.8%	6.34%	6.18%

Variable rate debt — hedged	400,000	28.1%	5.80%	5.80%

Variable rate debt — unhedged	144,564	10.1%	1.33%	1.33%

Total consolidated debt	$1,425,136	100.0%	5.68%	5.58%

	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Coverage Ratios:
Debt / Adjusted EBITDA	5.9	6.4	5.6	5.5	5.5
Interest coverage	3.1	3.0	3.4	4.9	5.7
Fixed charge coverage	2.4	2.2	2.6	3.5	3.8

Total consolidated debt:
Secured debt / Total assets	24.3%	28.0%	28.0%	29.2%	33.5%
Floating rate debt / Total debt	38.2%	47.8%	42.5%	39.9%	67.7%
Adjusted floating rate debt / Total debt	10.1%	18.3%	12.7%	10.5%	39.5%
Unencumbered real estate / Total real estate	60.3%	59.5%	59.5%	57.0%	57.9%

DEBT MATURITIES
MARCH 31, 2010
(In thousands)
Weighted average debt maturity is 5.8 years for consolidated debt.

	2010	2011	2012	2013	2014	Thereafter	Total
Consolidated debt:
Fixed rate debt:
Fixed rate mortgages	$5,592	$29,914	$45,414	$25,941	$353,091	$200,720	$660,672
Unsecured exchangeable senior notes due 2026 (1)	—	—	—	—	—	39,900	39,900
Unsecured exchangeable senior notes due 2030 (2)	—	—	—	—	—	180,000	180,000

Total fixed rate debt	5,592	29,914	45,414	25,941	353,091	420,620	880,572

Variable rate debt:
Secured term loan	—	—	150,000	—	—	—	150,000
$720 million unsecured line of credit (3)	—	394,564	—	—	—	—	394,564

Total variable rate debt	—	394,564	150,000	—	—	—	544,564

Total consolidated debt	$5,592	$424,478	$195,414	$25,941	$353,091	$420,620	$1,425,136

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable) (4)	$—	$40,650	$—	$—	$—	$—	$40,650
PREI secured construction loan (20%) (variable) (5)	39,219	—	—	—	—	—	39,219

Share of total unconsolidated partnership debt	$39,219	$40,650	$—	$—	$—	$—	$79,869

Total consolidated and share of unconsolidated partnership debt	$44,811	$465,128	$195,414	$25,941	$353,091	$420,620	$1,505,005

(1)	The holders of the unsecured exchangeable senior notes due 2026 (the “2026 Notes”) have the right to require the Company to repurchase the 2026 Notes, in whole or in part, for cash on each of October 1, 2011, October 1, 2016 and October 1, 2021, or upon the occurrence of a designated event, in each case for a repurchase price equal to 100% of the principal amount of the 2026 Notes plus accrued and unpaid interest.

(2)	The holders of the unsecured exchangeable senior notes due 2030 (the “2030 Notes”) have the right to require the Company to repurchase the 2030 Notes, in whole or in part, for cash on each of January 15, 2015, January 15, 2020 and January 15, 2025, or upon the occurrence of a designated event, in each case for a repurchase price equal to 100% of the principal amount of the 2030 Notes plus accrued and unpaid interest.

(3)	The maturity date may be extended to August 1, 2012 after satisfying certain conditions.

(4)	The maturity date may be extended to February 10, 2012 after satisfying certain conditions.

(5)	The maturity date may be extended to August 13, 2011 after satisfying certain conditions.

COMMON AND PREFERRED STOCK DATA
MARCH 31, 2010
(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended
	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Weighted average common shares outstanding	98,229	97,707	97,316	88,503	80,261
Weighted average OP and LTIP units outstanding	3,058	3,081	3,152	3,281	3,415
Dilutive effect of restricted stock	1,290	879	822	832	823

Diluted common shares	102,577	101,667	101,290	92,616	84,499

Closing common shares, OP and LTIP units outstanding	103,350	102,077	101,290	101,292	84,543
Preferred shares outstanding	9,200	9,200	9,200	9,200	9,200

High price	$17.88	$16.59	$15.31	$12.21	$13.52
Low price	$13.36	$12.62	$9.16	$6.47	$6.02
Average closing price	$15.70	$14.16	$12.41	$10.04	$9.52
Closing price	$16.54	$15.78	$13.80	$10.23	$6.77
Dividends per share — annualized	$0.56	$0.56	$0.44	$0.44	$1.34
Closing dividend yield — annualized	3.4%	3.5%	3.2%	4.3%	19.8%
DIVIDENDS PER SHARE

	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Common Stock — BMR
Amount	$0.14	$0.14	$0.11	$0.11	$0.335
Declared	March 15, 2010	December 15, 2009	September 15, 2009	June 15, 2009	March 16, 2009
Record	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Paid	April 15, 2010	January 15, 2010	October 15, 2009	July 15, 2009	April 15, 2009

Preferred Stock — BMR PrA
Amount	$0.46094	$0.46094	$0.46094	$0.46094	$0.46094
Declared	March 15, 2010	December 15, 2009	September 15, 2009	June 15, 2009	March 16, 2009
Record	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Paid	April 15, 2010	January 15, 2010	October 15, 2009	July 15, 2009	April 15, 2009

MARKET SUMMARY
MARCH 31, 2010

		Current (1)			Expiration (2)
				Annualized			Annualized
	Leased		Percent of	Base Rent		Percent of	Base Rent
	Square	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
Market	Feet	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
		(in thousands)			(in thousands)
Boston	2,310,470	$120,758	39.9%	$52.27	$132,273	37.4%	$57.25
Maryland	1,227,373	48,237	15.9%	39.30	64,494	18.2%	52.55
San Diego	1,255,350	39,249	13.0%	31.27	41,983	11.9%	33.44
San Francisco	1,165,303	30,450	10.0%	26.13	37,907	10.7%	32.53
New York / New Jersey	1,011,348	34,141	11.3%	33.76	43,111	12.2%	42.63
Pennsylvania	679,230	14,995	4.9%	22.08	16,207	4.6%	23.86
Seattle	169,593	7,172	2.4%	42.29	8,730	2.5%	51.48
University Related — Other	249,507	8,020	2.6%	32.14	8,965	2.5%	35.93

Total portfolio / weighted average	8,068,174	$303,022	100.0%	$37.56	$353,670	100.0%	$43.84

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

(2)	Annualized base rent at expiration is the monthly contractual rent as of date of expiration of the applicable lease (not including any extension options(s)), multiplied by 12 months.

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
MARCH 31, 2010

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	3/31/10	12/31/09
	Boston
1	Albany Street	May 31, 2005	Stabilized	2	75,003	0.8%	75,003	100.0%	100.0%
2	Center for Life Science ¦ Boston	November 17, 2006	Stabilized	1	704,159	6.9%	641,438	91.1%	91.1%
3	Charles Street	April 7, 2006	Stabilized	1	47,912	0.5%	47,912	100.0%	100.0%
4	Coolidge Avenue	April 5, 2005	Lease Up	1	37,400	0.4%	12,972	34.7%	57.4%
5	21 Erie Street	May 31, 2005	Stabilized	1	48,627	0.5%	48,627	100.0%	100.0%
6	40 Erie Street	May 31, 2005	Stabilized	1	100,854	1.0%	100,854	100.0%	100.0%
7	47 Erie Street Parking Structure	May 31, 2005	Stabilized	1	447 Stalls	n/a	447 Stalls	n/a	n/a
8	Fresh Pond Research Park	April 5, 2005	Lease Up	6	90,702	0.9%	66,696	73.5%	73.5%
9	675 W. Kendall Street (Kendall A)	May 31, 2005	Stabilized	1	302,919	3.1%	298,871	98.7%	97.0%
10	500 Kendall Street (Kendall D)	May 31, 2005	Stabilized	1	349,325	3.6%	345,497	98.9%	98.9%
11	Sidney Street	May 31, 2005	Stabilized	1	191,904	2.0%	191,904	100.0%	100.0%
12	Vassar Street	May 31, 2005	Stabilized	1	52,520	0.5%	52,520	100.0%	100.0%

	Total Boston			18	2,001,325	20.2%	1,882,294	94.1%	94.2%

	Maryland
13	Beckley Street	December 17, 2004	Stabilized	1	77,225	0.8%	77,225	100.0%	100.0%
14	9911 Belward Campus Drive	May 24, 2006	Stabilized	1	289,912	3.0%	289,912	100.0%	100.0%
15	9920 Belward Campus Drive	May 8, 2007	Stabilized	1	51,181	0.5%	51,181	100.0%	100.0%
16	Shady Grove Road	May 24, 2006	Stabilized	4	635,058	6.5%	635,058	100.0%	100.0%
17	Tributary Street	December 17, 2004	Stabilized	1	91,592	0.9%	91,592	100.0%	100.0%
18	55 / 65 West Watkins Mill Road	February 23, 2010	Stabilized	2	82,405	0.8%	82,405	100.0%	n/a

	Total Maryland			10	1,227,373	12.5%	1,227,373	100.0%	100.0%

	San Diego
19	Balboa Avenue	August 13, 2004	Stabilized	1	35,344	0.4%	35,344	100.0%	100.0%
20	Bernardo Center Drive	August 13, 2004	Stabilized	1	61,286	0.6%	61,286	100.0%	100.0%
21	Faraday Avenue	September 19, 2005	Stabilized	1	28,704	0.3%	28,704	100.0%	100.0%
22	Gazelle Court	March 30, 2010	Development	1	176,000	1.8%	176,000	100.0%	n/a
23	John Hopkins Court	August 16, 2006	Lease Up	1	72,192	0.7%	21,470	29.7%	29.7%
24	6114-6154 Nancy Ridge Drive	May 2, 2007	Stabilized	3	196,557	2.0%	196,557	100.0%	100.0%
25	6828 Nancy Ridge Drive	April 21, 2005	Lease Up	1	42,138	0.4%	24,431	58.0%	58.0%
26	Pacific Center Boulevard	August 24, 2007	Stabilized	2	66,745	0.7%	66,745	100.0%	100.0%
27	Road to the Cure	December 14, 2006	Lease Up	1	67,998	0.7%	54,104	79.6%	79.6%
28	San Diego Science Center	October 21, 2004	Lease Up	1	105,364	1.1%	78,187	74.2%	79.2%
29	Science Center Drive	September 24, 2004	Stabilized	1	53,740	0.5%	53,740	100.0%	100.0%
30	Sorrento Valley Boulevard	December 7, 2006	Stabilized	1	54,924	0.6%	54,924	100.0%	100.0%
31	Torreyana Road	March 22, 2007	Stabilized	1	81,204	0.8%	81,204	100.0%	100.0%
32	9865 Towne Centre Drive	August 12, 2004	Stabilized	2	94,866	1.0%	94,866	100.0%	100.0%
33	9885 Towne Centre Drive	August 12, 2004	Stabilized	2	104,870	1.1%	104,870	100.0%	100.0%
34	Waples Street	March 1, 2005	Stabilized	1	50,055	0.5%	50,055	100.0%	100.0%

	Total San Diego			21	1,291,987	13.2%	1,182,487	91.5%	90.7%

	San Francisco
35	Ardentech Court	November 18, 2004	Stabilized	1	55,588	0.6%	55,588	100.0%	100.0%
36	Ardenwood Venture (2)	June 14, 2006	Lease Up	1	72,500	0.7%	27,620	38.1%	38.1%
37	Bayshore Boulevard	August 17, 2004	Stabilized	3	183,344	1.9%	183,344	100.0%	100.0%

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	3/31/10	12/31/09
	San Francisco (Cont.)
38	Bridgeview Technology Park I	September 10, 2004	Lease Up	2	201,567	2.1%	118,640	58.9%	72.7%
39	Bridgeview Technology Park II	March 16, 2005	Lease Up	1	50,400	0.5%	—	—	—
40	Dumbarton Circle	May 27, 2005	Stabilized	3	44,000	0.4%	44,000	100.0%	100.0%
41	Eccles Avenue	December 1, 2005	Pre-development	1	152,145	1.6%	—	—	—
42	Forbes Boulevard	September 5, 2007	Stabilized	1	237,984	2.4%	237,984	100.0%	100.0%
43	Industrial Road	August 17, 2004	Lease Up	1	171,965	1.8%	144,105	83.8%	83.8%
44	Kaiser Drive	August 25, 2005	Lease Up	1	87,953	0.9%	—	—	—
45	Pacific Research Center	July 11, 2006	Lease Up	10	1,389,517	14.2%	354,022	25.5%	25.5%

	Total San Francisco			25	2,646,963	27.1%	1,165,303	44.0%	45.1%

	New York / New Jersey
46	Graphics Drive	March 17, 2005	Lease Up	1	72,300	0.7%	18,574	25.7%	25.7%
47	Landmark at Eastview	August 12, 2004	Lease Up	5	743,025	7.6%	632,254	85.1%	86.4%
48	Landmark at Eastview II	August 12, 2004	Stabilized	3	360,520	3.7%	360,520	100.0%	100.0%
49	One Research Way	May 31, 2006	Lease Up	1	49,421	0.5%	—	—	—

	Total New York / New Jersey			10	1,225,266	12.5%	1,011,348	82.5%	83.4%

	Pennsylvania
50	Eisenhower Road	August 13, 2004	Lease Up	1	27,750	0.3%	16,565	59.7%	59.7%
51	George Patterson Boulevard	October 28, 2005	Stabilized	1	71,500	0.7%	71,500	100.0%	100.0%
52	King of Prussia	August 11, 2004	Lease Up	5	427,109	4.4%	374,387	87.7%	87.7%
53	Phoenixville Pike	May 5, 2005	Lease Up	1	104,400	1.1%	69,103	66.2%	71.6%
54	Spring Mill Drive	July 20, 2006	Stabilized	1	76,561	0.8%	76,561	100.0%	100.0%
55	900 Uniqema Boulevard	January 13, 2006	Stabilized	1	11,293	0.1%	11,293	100.0%	100.0%
56	1000 Uniqema Boulevard	September 30, 2005	Stabilized	1	59,821	0.6%	59,821	100.0%	100.0%

	Total Pennsylvania			11	778,434	8.0%	679,230	87.3%	88.0%

	Seattle
57	Elliott Avenue	August 24, 2004	Lease Up	1	154,341	1.6%	—	—	—
58	500 Fairview Avenue	January 28, 2008	Stabilized	1	22,213	0.2%	22,213	100.0%	100.0%
59	530 Fairview Avenue	January 12, 2006	Lease Up	1	96,188	1.0%	53,752	55.9%	55.9%
60	Monte Villa Parkway	August 17, 2004	Stabilized	1	51,000	0.5%	51,000	100.0%	100.0%
61	217th Place	November 21, 2006	Lease Up	1	67,799	0.7%	42,628	62.9%	62.9%

	Total Seattle			5	391,541	4.0%	169,593	43.3%	43.3%

	University Related — Other
62	Lucent Drive	May 31, 2005	Stabilized	1	21,500	0.2%	21,500	100.0%	100.0%
63	Trade Centre Avenue	August 9, 2006	Stabilized	2	78,023	0.8%	78,023	100.0%	100.0%
64	Walnut Street	July 7, 2006	Stabilized	4	149,984	1.5%	149,984	100.0%	100.0%

	Total University Related — Other			7	249,507	2.5%	249,507	100.0%	100.0%

	Total / weighted average			107	9,812,396	100.0%	7,567,135	77.1%	77.1%

(1)For a definition of Property Status, see page 32.

(2)The Company owns 87.5% of the limited liability company that owns the Ardenwood Venture property.

DEVELOPMENT / REDEVELOPMENT / PRE-DEVELOPMENT / LAND PARCELS
MARCH 31, 2010
(Dollars in thousands)

						Estimated	Estimated
		Rentable	Percent	Percent	Investment	Total	In-Service
Property	Market	Square Feet	Leased	In Service	to Date (1)	Investment (2)	Date (3)
DEVELOPMENT:
Gazelle Court	San Diego	176,000	100.0%	—	$11,630	$77,500	Q1 2012

REDEVELOPMENT:
N/A	N/A	—	—	—	—	—	—

Total / weighted average		176,000	100.0%	—	$11,630	$77,500

						Estimated	Estimated
		Rentable	Percent	Percent	Investment	Total	In-Service
Property	Market	Square Feet	Leased	In Service	to Date (1)	Investment (2)	Date (3)
PRE-DEVELOPMENT:
Eccles Avenue(4)	San Francisco	152,145	—	—	$24,100	TBD	TBD
LAND PARCELS FOR FUTURE DEVELOPMENT:

Estimated
Developable
Market	Square Feet
Boston	50,000
Maryland	500,000
San Francisco	508,000
New York / New Jersey	326,000
Pennsylvania	50,000
Seattle	114,000

Total	1,548,000

(1)	Consists of amounts paid through period end and excludes any amounts accrued.

(2)	Excludes costs associated with speculative leasing.

(3)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

(4)	Management is currently engaged in entitlement activities that it estimates could increase the rentable square footage of this property to approximately 260,000 square feet.

PROPERTY LISTING — UNCONSOLIDATED PARTNERSHIPS
MARCH 31, 2010
(Dollars in thousands)

					Rentable		Leased
			Property		Square		Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet (2)		Feet	3/31/10	12/31/09	Market
	McKellar Court
1	McKellar Court	September 30, 2004	Stabilized	1	72,863		72,863	100.0%	100.0%	San Diego

	PREI
2	320 Bent Street	April 4, 2007	Stabilized	1	184,405		184,405	100.0%	100.0%	Boston
3	301 Binney Street	April 4, 2007	Lease Up	1	417,290		243,771	58.4%	46.4%	Boston
4	301 Binney Garage	April 4, 2007	Lease Up	1	503	Stalls	n/a	n/a	n/a	Boston
5	650 E. Kendall Street (Kendall B)	April 4, 2007	Development	1	280,000		—	—	—	Boston
6	350 E. Kendall Street Garage (Kendall F)	April 4, 2007	Stabilized	1	1,409	Stalls	n/a	n/a	n/a	Boston
7	Kendall Crossing Apartments	April 4, 2007	Stabilized	1	37	Apts.	n/a	n/a	n/a	Boston

	McKellar
	Court (3)	PREI	Total
Total assets	$15,382	$645,300	$660,682
Total debt (4)	10,280	399,347	409,627
Current annualized base rent	1,845	25,907	27,752

BioMed’s net investment in unconsolidated partnerships	$12,675	$43,293	$55,968
BioMed’s pro rata share of debt	—	79,869	79,869
BioMed ownership percentage	22%	20%	20%

(1)	For a definition of Property Status, see page 32.

(2)	Estimates for purposes of development.

(3)	The Company owns a general partnership interest in the limited partnership that owns this property, which entitles it to 75% of the gains upon a sale of the property and 22%

of the operating cash flows.

(4)	McKellar Court’s debt is payable to BioMed Realty, L.P. and is included in investments in unconsolidated partnerships on the Company’s consolidated balance sheet.

LEASE EXPIRATIONS
MARCH 31, 2010
Weighted average remaining lease term is 9 years for the consolidated portfolio and 8.9 years for the total portfolio.

			Current (1)			Expiration (2)
					Annualized			Annualized
		Percent of		Percent of	Base Rent		Percent of	Base Rent
	Leased	Leased	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
Expiration	Square Feet	Square Feet	Base Rent	Base Rent	Square Feet	Base Rent	Base Rent	Square Feet
			(in thousands)			(in thousands)
Month-to-month	12,850	0.2%	$178	0.1%	$13.85	$178	0.1%	$13.85
Second quarter 2010	2,295	0.0%	28	0.0%	12.20	28	0.0%	12.20
Third quarter 2010	92,136	1.1%	2,553	0.8%	27.71	2,562	0.7%	27.81
Fourth quarter 2010	210,597	2.6%	4,347	1.4%	20.64	4,361	1.2%	20.71

2010	317,878	3.9%	7,106	2.3%	22.35	7,129	2.0%	22.43
2011	330,269	4.1%	10,540	3.5%	31.91	10,556	3.0%	31.96
2012	326,808	4.1%	7,469	2.5%	22.85	7,935	2.2%	24.28
2013	543,353	6.7%	12,886	4.3%	23.72	14,353	4.1%	26.42
2014	702,005	8.7%	16,716	5.5%	23.81	18,183	5.1%	25.90
2015	134,807	1.7%	4,008	1.3%	29.73	4,509	1.3%	33.45
2016	1,054,564	13.1%	40,905	13.5%	38.79	50,396	14.2%	47.79
2017	118,045	1.5%	3,457	1.1%	29.29	4,213	1.2%	35.69
2018	1,117,541	13.9%	48,200	15.9%	43.13	54,732	15.5%	48.98
2019	270,150	3.3%	7,410	2.4%	27.43	9,493	2.7%	35.14
Thereafter	3,152,754	39.0%	144,325	47.7%	45.78	172,171	48.7%	54.61

Total / weighted average	8,068,174	100.0%	$303,022	100.0%	$37.56	$353,670	100.0%	$43.84

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

(2)	Annualized base rent at expiration is the monthly contractual rent as of the date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.

EXPIRATIONS BY MARKET
MARCH 31, 2010

	Leased Square Feet
Expiration	Boston	Maryland	San Diego	San Francisco	NY/NJ	Pennsylvania	Seattle	University/Other	Total
2010	110,466	—	22,995	136,925	47,492	—	—	—	317,878
2011	35,093	18,401	60,491	71,308	27,244	117,732	—	—	330,269
2012	21,705	—	116,013	118,992	47,885	—	22,213	—	326,808
2013	12,972	—	148,800	200,669	136,594	44,318	—	—	543,353
2014	28,019	64,004	89,744	66,002	—	396,776	35,960	21,500	702,005
2015	—	—	53,740	17,561	19,124	44,382	—	—	134,807
2016	618,603	—	—	100,040	—	76,022	31,892	228,007	1,054,564
2017	—	51,181	21,470	—	45,394	—	—	—	118,045
2018	807,347	—	68,237	199,329	—	—	42,628	—	1,117,541
2019	2,676	168,817	—	61,757	—	—	36,900	—	270,150
Thereafter	673,589	924,970	673,860	192,720	687,615	—	—	—	3,152,754

Total	2,310,470	1,227,373	1,255,350	1,165,303	1,011,348	679,230	169,593	249,507	8,068,174

10 LARGEST TENANTS
MARCH 31, 2010
BioMed’s properties were leased to 123 tenants.

					Annualized	Percent of
					Base Rent	Annualized
		Leased		Annualized	per Leased	Base Rent
		Square	Percent of	Base Rent	Sq Ft	Current	Lease
	Tenant	Feet	Leased Sq Ft	Current (1)	Current	Total Portfolio	Expiration
				(In thousands)
1	Human Genome Sciences, Inc.	924,970	11.5%	$41,918	$45.32	13.8%	June 2026
2	Vertex Pharmaceuticals Incorporated (2)	685,286	8.5%	28,982	42.29	9.6%	Multiple
3	Beth Israel Deaconess Medical Center, Inc.	362,364	4.5%	25,543	70.49	8.4%	July 2023
4	Regeneron Pharmaceuticals, Inc. (3)	549,338	6.8%	22,273	40.55	7.4%	Multiple
5	Genzyme Corporation	343,000	4.3%	15,464	45.08	5.1%	August 2018
6	Ironwood Pharmaceuticals, Inc. (4) (5)	203,189	2.5%	11,163	54.94	3.7%	Multiple
7	Merck & Co., Inc. (4) (6)	184,357	2.3%	9,340	50.66	3.1%	September 2016
8	Children’s Hospital Corporation	150,215	1.9%	8,901	59.26	2.9%	May 2023
9	Centocor Ortho Biotech, Inc. (Johnson & Johnson)	374,387	4.6%	8,490	22.68	2.8%	April 2014
10	Isis Pharmaceuticals, Inc.	204,704	2.5%	7,531	36.79	2.5%	January 2032

	Total / weighted average (7)	3,981,810	49.4%	$179,605	$45.11	59.3%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

(2)	20,608 square feet expires May 2012, 81,204 square feet expires October 2013, 292,758 square feet expires January 2016, and 290,716 square feet expires May 2018.

(3)	5,833 square feet is on a month-to-month basis, 16,725 square feet expires March 2011, 6,568 square feet expires August 2011, and 520,212 square feet expires July 2024.

(4)	The Company owns 20% of the limited liability company that owns a property that this tenant occupies.

(5)	39,101 square feet expires December 2010 and 164,088 square feet expires January 2016.

(6)	39,053 square feet expires July 2012 and 145,304 square feet expires September 2016.

(7)	Without regard to any early lease terminations and/or renewal options.

SAME PROPERTY ANALYSIS
MARCH 31, 2010
(Dollars in thousands)

	Quarter Ended
	3/31/10	3/31/09	Percent Change
Total Same Property Portfolio (1)
Number of properties	62	62
Rentable square feet	7,371,679	7,371,679
Percent of total portfolio	68.5%	68.5%
Percent leased	86.8%	87.2%

Revenues:
Rental	$58,916	$62,066	(5.1%)
Tenant recoveries	15,291	17,032	(10.2%)

Total revenues	74,207	79,098	(6.2%)

Expenses:
Rental operations	14,314	19,490	(26.6%)
Real estate taxes	7,021	6,170	13.8%

Total expenses	21,335	25,660	(16.9%)

Same property net operating income (2)	$52,872	$53,438	(1.1%)

Less straight line rents, fair-value lease revenue, lease incentive revenue, and bad debt expense	(3,972)	(3,771)	5.3%

Same property net operating income — cash basis (2) (3)	$48,900	$49,667	(1.5%)

Rental revenue — cash basis (3)	$53,869	$54,387	(1.0%)

(1)	The same property portfolio includes properties that were stabilized or in lease up throughout the full quarter in both the current year and the prior year.

(2)	For a definition and discussion of net operating income, see page 31. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 13.

(3)	Represents rents on a “cash-on-cash” basis. Excluding properties which had lease terminations in 2009, quarterly same property NOI — cash basis increased 1.9%, and rental revenue — cash basis increased 0.9%, year-over-year.

ACQUISITIONS
MARCH 31, 2010
Acquisitions since August 11, 2004:

		Rentable
	Number of	Square	Investment
	Properties	Feet (1)	(In thousands)
2004 acquisitions	17	2,626,875	$533,434
2005 acquisitions	23	2,121,421	715,159
2006 acquisitions	16	3,099,826	1,309,600
2007 acquisitions (2)	14	1,102,822	653,800
2008 acquisitions	1	22,213	4,000
2009 acquisitions	—	—	—
2010
First Quarter 2010	2	258,405	26,015

Total acquisitions since August 11, 2004	73	9,231,562	$3,242,008

Acquisitions detail for 2010:

			Rentable		Percent
			Square		Leased at
Property	Market	Closing Date	Feet (1)	Investment	Acquisition
				(In thousands)
First Quarter 2010
55 / 65 West Watkins Mill Road	Maryland	February 23, 2010	82,405	$14,385	100.0%
Gazelle Court (3)	San Diego	March 30, 2010	176,000	11,630	100.0%

First quarter total			258,405	$26,015	100.0%

(1)	Rentable square feet at the time of acquisition.

(2)	Includes an investment of approximately $506.7 million in properties owned through the Company’s joint venture with PREI, of which the Company’s investment was $18.5 million.

(3)	The total estimated cost for this property is $77.5 million upon the completion of construction.

LEASING ACTIVITY (1)
MARCH 31, 2010

		Current
	Leased	Annualized
	Square	Base Rent per
	Feet	Leased Sq Ft
Leased Square Feet as of December 31, 2009	7,818,769
Acquisitions	258,405	$29.60
Expirations	(150,525)	23.77
Terminations	(21,470)	35.40
Pre-leased delivery	7,888	28.50
Renewals, amendments, and extensions	70,526	27.58
New leases	84,581	34.35

Leased Square Feet as of March 31, 2010	8,068,174

Pre-leased Square Feet as of December 31, 2009	20,810	$28.50
Pre-leased delivery	(7,888)	28.50

Pre-leased Square Feet as of March 31, 2010	12,922

Gross Leasing Activity — First Quarter 2010	155,107	$31.27

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.

TENANT IMPROVEMENTS AND LEASING COMMISSIONS
MARCH 31, 2010

	Three Months Ended
	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Renewals, Amendments, and Extensions (1)
Number of renewals	5	6	3	3	4
Square feet	70,526	262,714	43,456	20,717	298,520
Tenant improvement costs per square foot (2)	$1.66	$16.79	$4.37	$2.39	$—
Leasing commission costs per square foot (2)	3.78	2.17	1.00	—	3.35

Total tenant improvement and leasing commission costs psf	$5.44	$18.96	$5.37	$2.39	$3.35

New Leases (3)
Number of leases	8	11	8	14	9
Square feet	84,581	325,988	228,731	228,759	120,722
Tenant improvement costs per square foot (2)	$44.09	$99.77	$2.47	$23.40	$3.26
Leasing commission costs per square foot (2)	8.91	10.62	1.73	4.10	4.25

Total tenant improvement and leasing commission costs psf	$53.00	$110.39	$4.20	$27.50	$7.51

Total
Number of renewals/leases	13	17	11	17	13
Square feet	155,107	588,702	272,187	249,476	419,242
Tenant improvement costs per square foot (2)	$24.80	$62.74	$2.77	$21.66	$0.94
Leasing commission costs per square foot (2)	6.57	6.85	1.61	3.76	3.61

Total tenant improvement and leasing commission costs psf	$31.37	$69.59	$4.38	$25.42	$4.55

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes pre-leasing activity and retained tenants that have relocated to new space or expanded into new space within the Company’s portfolio.

NON-GAAP FINANCIAL MEASURE DEFINITIONS
MARCH 31, 2010
This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO: (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding to EBITDA: (a) noncontrolling interests in our operating partnership and (b) dividends payable on our series A preferred stock. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of adjusted EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, noncontrolling interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

PROPERTY DEFINITIONS
MARCH 31, 2010
Property Status
Stabilized
Represents operating properties that are more than 90% leased
Lease up
Represents operating properties that are less than 90% leased
Redevelopment
Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter
Development
Represents properties that we are currently developing through ground up construction
Land parcels, or Land
Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development